UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2025

Airbnb, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39778	26-3051428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Brannan Street

San Francisco, California 94103

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 510-4027

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ABNB	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 4, 2025, Airbnb, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the matters acted upon at the Annual Meeting and the final voting results on each matter.

Proposal One: Election of Directors

The Company’s stockholders elected Amrita Ahuja, Joseph Gebbia and Jeffrey Jordan as members of the Company’s board of directors as Class II directors for a three-year term. The results of the vote were as follows:

Nominee	For	Withheld	Broker Non-Votes
Amrita Ahuja	4,008,170,131	6,427,797	66,730,569
Joseph Gebbia	3,947,673,812	66,924,116	66,730,569
Jeffrey Jordan	3,889,571,629	125,026,298	66,730,569

Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
4,072,554,704	4,885,853	3,887,941	—

Proposal Three: Advisory Vote on the Approval of the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2024, as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
3,904,076,734	108,214,756	2,306,436	66,730,569

Proposal Four: Stockholder Proposal

The Company’s stockholders did not approve a stockholder proposal regarding voting disclosure. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
186,270,097	3,827,001,056	1,326,774	66,730,569

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBNB, INC.

Date: June 6, 2025	By:	/s/ ELINOR MERTZ
Elinor Mertz Chief Financial Officer